UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 22, 2013

LOWE'S COMPANIES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowe's Blvd., Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(704) 758-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On May 22, 2013, Lowe’s Companies, Inc. (the “Company”) issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the Company’s financial results for its first quarter ended May 3, 2013.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Item 2.02 shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated May 22, 2013 announcing the financial results of the Company for its first quarter ended May 3, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE'S COMPANIES, INC.

Date: May 22, 2013	By:	/s/ Matthew V. Hollifield
Matthew V. Hollifield
Senior Vice President and Chief Accounting Officer